
THE NEW MOBILE WORKSPACE
hopTo

SAFE HARBOR

This presentation contains statements that are forward looking as that term is defined by the United States Private Securities Litigation Reform Act of 1995.

These statements include statements regarding future growth and the expected impact of our products on the marketplace. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ significantly from those described in the forward looking statements.

Factors that may cause such a difference include the following: the success of our new products depends on a number of factors including market acceptance and our ability to manage the risks associated with new product introduction and developing and marketing new versions of the product; and other factors, including those set forth under Item 1A, "Risk Factors" in our Annual Report on Form 10-K/A for the year ended December 31, 2014, and in other documents we have filed with the SEC.

COMPANY SNAPSHOT

FOUNDED IN 2012

Founded in its current form (previously GraphOn)

~$5.5M IN ANNUAL REVENUE (2014)

Originating from legacy GO-Global product line

HEADCOUNT: 38

International team with offices in:

- Campbell, CA
- Concord, NH
- Herzliya, Israel
- Bangalore, India
- London, UK

OTCQB: HPTO

- $0.10 as of 9/8/2015
- Market Cap: $14.8M
- 52 week range: $0.06-0.25
- Shares Outstanding: 148M
- 30 Day Volume: 135K

A BRIEF HISTORY

2011 — FOCUS ON APP MOBILIZATION
With initial focus on Microsoft Office

2012 — FIRST BETA OF MOBILIZED OFFICE
Released with a rich multitasking productivity workspace

OCT 2013 — PUBLIC RELEASE OF MOBILIZED OFFICE
Substantial tech media coverage

MAR 2014 — 500K USERS MILESTONE
Office for iPad released

NOV 2014 — RELEASED HOPTO WORK

MAR 2015 — LAUNCHED MAX
Mobile App eXperience

Raised a total of $15.5M since 2011

MOBILIZING WINDOWS APPLICATIONS

hopTo has created technology to "mobilize" Windows applications with near-zero effort

LEGACY APPLICATIONS

- Businesses of all sizes rely on them for daily operations
- Many Fortune 500s have thousands of home-grown Windows applications!

MOBILIZATION IS A CHALLENGE

- Few of those are touch-enabled. Many are virtually unusable when used on a tablet or a smartphone

A MASSIVE OPPORTUNITY

- For customers, the only alternative is to start from scratch
- This takes years in many cases

- In the past 12 months, legacy mobilization startups have raised over $33M
- Investors include major Silicon Valley VCs such as KPCB and Andreessen Horowitz
- hopTo started investing in legacy app mobilization in 2010

THE APP MIGRATION CHALLENGE

- We hear about the "migration to the cloud"
  - Often it is a simple infrastructure change while using the same old apps
- Enterprises face serious challenges with mobilization of their workforce
  - Hundreds of applications per organizations
  - Mobilization cost can be in the millions of $ per app
  - Significant TCO challenges with maintaining multiple versions
  - Employee retraining costs and acceptance issues

THE HOPTO PLATFORM

A single-app, multi-tasking productivity solution

DOCUMENT EDITING
Using hopTo's mobilized Microsoft Office

MOBILIZED APPS
On-the-fly touch enablement using MAX technology

SECURE EMAIL
Messages never reside on the mobile device


www.

SECURE WEB BROWSER
For complete end-to-end productivity

UNMATCHED SECURITY
Documents never reside on mobile device

DOCUMENT MANAGEMENT
Flexible access from cloud storage, document management systems, etc.

MARKET FEEDBACK

Since launching hopTo Work, we've directly engaged with dozens of organizations, including several Fortune 100 companies

SOME OF OUR VERTICALS

Here are some of the verticals we've been working with where the value proposition has been established


Healthcare
Financial Services
Government and social services
Legal

FINANCIAL SERVICES

Engaged with several financial services firms (including Fortune 100 organizations)

- Clear indications that hopTo Work solves a real problem
- Internal banking applications (hundreds of them)
  - Some are rewritten for mobile at a huge cost
  - Rewrite process will continue for many years
- Secure document editing is a requirement
- Single point of access (workspace concept)

ENTERPRISE CONTENT MANAGEMENT

hopTo's pedigree as a rich, Office-based document editing solution brings opportunities in the Enterprise Content Management (ECM) space

- Many customers require secure document editing
  - Typical solution is to use EMM vendors
  - EMM vendors don't have secure, Office-compatible document editing
  - Mobile Office is part of Microsoft's walled garden
- hopTo Work provides a secure document editing solution with a full feature set and 100% document fidelity
- Engaged with ECM vendors for potential strategic partnerships

SECURE DOCUMENT ACCESS

Secure access to document management systems, cloud storage services, etc.


iPad
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FILES: 10
NAME
TYPE
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My New Folder 09.28.2014 --
QA Team 10.14.2014 --
Installing hopTo Work_Final2_jc.docx 10.10.2014 34 KB
Process Flow.pptx 09.28.2014 80 KB
Background-600x600.png 10.02.2014 58 KB
Formula's Test.xlsx 10.10.2014 18 KB
Slide 1.pptx 10.09.2014 40 KB
Slide 2.pptx 10.09.2014 40 KB
Slide 3.pptx 10.09.2014 40 KB
Lesson19-SalmonFarming.pptx 10.13.2014 3.8 MB
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TOUCH FRIENDLY ACCESS TO WINDOWS APPLICATIONS

Applications reside in the workspace, for a complete productivity environment


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Abac-Ajca, Odilia Victoria
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9/5/1983
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Sontay-Abac, Jose Alfredo
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Sontay-Abac, Lishay
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Sontay-Abac, James Kennedy
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RICH DOCUMENT EDITING WITH MULTITASKING

Leveraging the customer's existing Microsoft Office licenses



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finlandFMI_final.doc
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Depth Ch
Finland Case Study
COUNTRY BACKGROUND
1.1 Geography and Demographics
Finland is a Northern European republic, with land borders to Sweden, Norway and Russia. Its surface is 337 000 km², slightly smaller than Germany.
Finland was part of Sweden until 1809, when Russia conquered it, and still recognises Swedish alongside Finnish as an official language. It then became a Grand Duchy under the Russian Czar until independence in 1917.
At independence Finland was still mainly an agricultural society. After the Second World War, however, it built up a significant manufacturing industry.
Finland is a rather sparsely populated country (15 inh/km²), with a total population of 5'158'000, of which 60 per cent reside in urban areas. The capital city, Helsinki, is home to around 500'000 people, almost 10 per cent of the total population of Finland (Table 1).
1.2 Political system
Finland is a republic, and its parliament is unicameral with 200 seats. Members are elected for four years using a proportional system. The system results in a multi-party system with no single majority party. There are presently 10 parties with seats in Parliament.
The Head of State is a President, elected by popular vote for six years. The current president is Ms. Tarja Halonen, elected in early 2000.
The Cabinet (Council of State) is a coalition. At present, a coalition of five political parties exists, informally called the "Rainbow Cabinet". Because of these coalitions, political changes are usually rather
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SWEDEN
RUSSIA
NORWAY
ESTONIA
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FULL MOBILE DEVICE INTEGRATION

Enabling use of camera for barcode scanning and inserting photos into legacy applications


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9 66192 08733 8
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FULL PRODUCTIVITY WORKSPACE
StarMobile
reddo mobility
capriza
powwow
APP MOBILIZATION
Good
airwatch
by vmware
MobileIron
EMM

MARKET AND COMPETITIVE LANDSCAPE

hopTo is a key enabler of several sectors of enterprise mobility:

- Enterprise app mobilization
- Mobile-Application Management (MAM) for legacy apps
- Secure document access and editing (ECM)

GO-TO MARKET STRATEGY

- Focused on customer and reseller acquisition
- Leveraging our existing GraphOn partner and customer base
- Engaged with over a dozen ISVs
  - Ranging from smaller players to Fortune 100s
- Sold licenses to service providers


Multiple paths to revenue
RESELLERS
ISVs
SERVICE PROVIDERS
Actively engaged in all channels

IP STRATEGY

hopTo views IP as a core asset, and has made significant investments to create a substantial patent portfolio.

135
Patent applications pending

78
Individual patent families

32
Approved and granted patents

10 patents granted/approved since June, 2015

STATUS AND NEXT STEPS

- Launched hopTo Work in November, 2014
- Actively engaged with multiple resellers, service providers, and end-users
- Built a small yet experienced sales team
- Channel driven sales strategy is effective, but significant ramp-up time
- Built a significant sales pipeline
- Diverse range of customers




THANK YOU!
hopTo